Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF

Supplement dated May 12, 2021

to Currently Effective Prospectus

Effective on or about October 1, 2021, all references to Nick Maroutsos are deleted from the prospectus for Janus Henderson Short Duration Income ETF (the “Fund”). Mr. Maroutsos intends to continue in his role as Co-Portfolio Manager through September 30, 2021 to assist in transitioning the Fund.

Effective immediately, the “Portfolio Managers” paragraph in the “Management” section of the Fund’s Summary Prospectus is hereby deleted in its entirety and is replaced with the following:

“Portfolio Managers: Nick Maroutsos is Co-Portfolio Manager of the Fund, which he has managed since inception. Daniel Siluk is Co-Portfolio Manager of the Fund, which he has managed since inception. Jason England is Co-Portfolio Manager of the Fund, which he has managed since November 2018.

Nick Maroutsos intends to remain Co-Portfolio Manager of the Fund through September 30, 2021.”

Please retain this Supplement with your records.

Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF

Supplement dated May 12, 2021

to Currently Effective Statement of Additional Information

Effective on or about October 1, 2021, all references to Nick Maroutsos are deleted from the statement of additional information for Janus Henderson Short Duration Income ETF (the “Fund”). Mr. Maroutsos intends to continue in his role as Co-Portfolio Manager through September 30, 2021 to assist in transitioning the Fund.

Please retain this Supplement with your records.